FORM OF

EMPLOYMENT AGREEMENT AMENDMENT

This Employment Agreement Amendment (“Amendment”) dated as of November ___, 2008 (the “Effective Date”) is by and between China Direct, Inc., a Florida corporation, (“China Direct”) and ___________________________ (“Employee”).

WHEREAS, China Direct and Employee are parties to a certain Employment Agreement effective as of August 6, 2008 (the "Employment Agreement").

WHEREAS, the parties desire to amend the Employment Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	Employment Agreement Amendment

a.      Section 4.A. of the Employment Agreement is hereby amended by including the following at the end of this section:

Notwithstanding anything to the contrary provided for herein, Employee hereby waives his right to receive the Base Salary from August 1, 2008 through October 31, 2008.

3.
This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Employment Agreement. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Employment Agreement unless otherwise provided.  Except as specifically modified hereby, all of the provisions of the Employment Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

4.
Counterparts.  This Amendment may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures.  All executed counterparts shall constitute one Amendment, notwithstanding that all signatories are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CHINA DIRECT, INC. By: ______________________ Name: ____________________ Title: _____________________	EMPLOYEE ___________________________________ Name: ____________________ Title: _____________________